AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (the “Amendment”) is entered into effective as of February 23, 2018 (the “Effective Date”), by and between CANNASYS, INC., a Nevada corporation (the “Company”), and PATRICK G. BURKE (“Holder”), and amends that certain Promissory Note dated September 9, 2017, between the Company and Holder (the “Note”).

Recital

CannaSys and Holder desire to amend the Note to extend its Maturity Date to September 30, 2018, and to increase the principal balance to $30,000, on the terms and conditions set forth herein. Capitalized terms used in but not defined in this Amendment have the meanings given them in the Note.

Agreement

NOW, THEREFORE, in consideration of the foregoing recital (which is incorporated herein by this reference), the respective representations, warranties, covenants, and agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties agree as follows:

1.Amendment to Note. On the Effective Date, the Note is hereby amended as follows:

(a)The Maturity Date is extended to September 30, 2018.

(b)The principal balance is increased to $30,000.

2.General.

(a)Except as amended hereby, the Note will continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Note or any other instrument or document executed in connection therewith; any reference in any of such items to the Note is sufficient to refer to the Note as amended.

(b)This Amendment will be governed by and construed under and in accordance with the laws of the state of Colorado, without regard to the principles of conflicts of law.

(c)This Amendment may be executed in any number of counterparts (and any counterpart may be executed by original, portable document format (pdf), or facsimile signature), each of which when executed and delivered will be deemed an original, but all of which will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

CANNASYS, INC.

/s/ Patrick G. Burke	By:	/s/ Michael A. Tew
PATRICK G. BURKE		Michael A. Tew, Chief Executive Officer